SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    --------
                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                    --------
       Date of report (Date of earliest event reported) November 17, 2000
                               (November 8, 2000)


                             WESTERN RESOURCES INC.
               (Exact Name of Registrant as Specified in Charter)


        Kansas                      1-3523                  48-0290150
(State or Other Jurisdiction     (Commission              (IRS  Employer
     of  Incorporation)          File Number)           Identification  No.)

818 South Kansas  Avenue,  Topeka, Kansas                     66612
(Address of Principal  Executive  Offices)                  (Zip Code)

Registrant's telephone number, including area code (785) 575-6300

Item 5.  Other Events.

     On November 8, 2000, Western Resources, Inc., a Kansas corporation (the "Company"), Public Service Company of New Mexico, a New Mexico corporation ("PNM"), HVOLT Enterprises, Inc., a Delaware corporation ("Parent"), HVK, Inc., a Kansas corporation and a wholly owned subsidiary of Parent ("Merger Sub-1"), and HVNM, Inc., a New Mexico corporation and a wholly owned subsidiary of Parent ("Merger Sub-2"), entered into an Agreement and Plan of Restructuring and Merger, dated as of November 8, 2000 (the "Merger Agreement"), and related agreements, including the Asset Allocation and Separation Agreement, dated as of November 8, 2000 ("Allocation Agreement"), between the Company and Westar Industries, Inc., a Kansas corporation and a wholly owned subsidiary of the Company ("Westar"), providing for an integrated transaction (the "Transaction") involving (a) delivery by the Company to its shareholders of its then ownership interest in Westar, followed by (b) the merger of Merger Sub-1 into the Company and the merger of Merger Sub-2 into Manzano Corporation, a New Mexico holding company to be formed as a result of a pending PNM restructuring ("Manzano"), pursuant to which each of Manzano, PNM and the Company will become wholly owned subsidiaries of Parent and the shareholders of the Company (including Westar) will receive a total of 55 million shares of Parent common stock, subject to adjustment as provided in the Merger Agreement. The Merger Agreement, the Allocation Agreement and the Form of Stockholder Agreement between Parent and Westar, together with the forms of certain certificates of designations relating to the Transaction are filed herewith and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

        99.1 Agreement and Plan of Restructuring and Merger, dated as of November 8, 2000 among Western Resources, Inc., Public Service Company of New Mexico, HVOLT Enterprises, Inc., HVK, Inc. and HVNM, Inc.

        99.2 Asset Allocation and Separation Agreement, dated as of November 8, 2000, between Western Resources, Inc. and Westar Industries, Inc.

        99.3 Form of Stockholder Agreement between HVOLT Enterprises, Inc. and Westar Industries, Inc.

        99.4 Form of Western Resources, Inc. Certificate of Designations for a Series of Preference Stock designated as "7.5% Convertible Preference Stock."

        99.5   Form of HVOLT Enterprises, Inc. Certificate of Designations for a
               Series  of  Preferred  Stock  designated  as  "7.5%   Convertible
               Preferred Stock."



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WESTERN RESOURCES, INC.



Date:   November 17, 2000                       /s/ James A. Martin
                                                --------------------------------
                                                By:  James A. Martin
                                                Title:  Senior Vice President
                                                        and Treasurer

Exhibit Index

Exhibit Description

99.1 Agreement and Plan of Restructuring and Merger, dated as of November 8, 2000 among Western Resources, Inc., Public Service Company of New Mexico, HVOLT Enterprises, Inc., HVK, Inc. and HVNM, Inc.

99.2 Asset Allocation and Separation Agreement, dated as of November 8, 2000, between Western Resources, Inc. and Westar Industries, Inc.

99.3 Form of Stockholder Agreement between HVOLT Enterprises, Inc. and Westar Industries, Inc.

99.4 Form of Western Resources, Inc. Certificate of Designations for a Series of Preference Stock designated as "7.5% Convertible Preference Stock."

99.5 Form of HVOLT Enterprises, Inc. Certificate of Designations for a Series of Preferred Stock designated as "7.5% Convertible Preferred Stock."